UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2006

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21324	06-1344888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Wall Street, 26th Floor, New York, New York  10005
(Address of principal executive offices)

Registrant's telephone number, including area code: 212 809-3542

______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 13, 2006, NYFIX, Inc. announced that eight of the leading global broker-dealer firms – BNY Brokerage, Credit Suisse, Deutsche Bank, Jefferies & Company, Inc., JPMorgan, Knight Capital Group, Lehman Brothers and Merrill Lynch – have signed agreements for the real-time distribution of Indications of Interest (IOIs) and Advertised Trades (ATs) to the buy-side via NYFIX.

The text of the press release issued by NYFIX, Inc. is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibits

99.1	Press release of NYFIX, Inc. dated December 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

By:	/s/ Brian Bellardo
Name: Brian Bellardo
Title: Secretary
Dated: December 19, 2006